                                      MAST0408 (preliminary summary)

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 UBS Investment Bank               |CMO Structuring Desk: 212-713-3199 Fax: 212-713-3890 |Pac Bands  I:   0-   0  II:   0-   0  III:   0-   0

 Closing Date: 7/30/2004           |WHOLE  15 year  Pricing Speed: 300 PSA               |PacI %: 0.00   Indices:

 First Pay: 8/25/2004              |WAC:5.09   WAM:178.00                                |

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 Tranche                      Coupon    Payment    Aver.  Dur   Tx Spread Yield     Price              Description              Day Deal%

  Name      Bal(MM)                     Window     Life         Yr   bp             %                                           Del

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  4A1         18,506,000      4.83400  8/04- 2/06   0.90        -2                                                               24  16.82

  4A2         42,000,000      4.83400  2/06- 8/08   2.73        -2                                                               24  38.18

  4A3         47,569,000      4.83400  8/08- 5/19   7.16        -2                                                               24  43.24

    PAYDOWN RULES:

Group1:

1. Pay 4A1, 4A2 AND 4A3, in that order, until retired;

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                      Collateral

 Type  Balance            Coupon   Prepay     WAM   Age    WAC

 WHOLE      110,000,000   4.844    PSA   300  178    2      5.094

 # 1        110,000,000   4.844               178.0 2.0

The information herein has been provided solely by UBS Securities LLC.  Neither the issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the securities and exchange commission.